UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2011
Abington Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-52705	20-8613037

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Old York Road, Jenkintown, Pennsylvania	19046

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (215) 886-8280
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement
On January 26, 2011, Abington Bancorp, Inc. (“Abington”), the parent company of Abington Savings Bank (“Abington Savings”), and Susquehanna Bancshares, Inc., (“Susquehanna”) the parent company of Susquehanna Bank (“Susquehanna Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Abington will merge with and into Susquehanna (the “Merger”). Promptly following consummation of the Merger, it is expected that Abington Savings will merge with and into Susquehanna Bank (the “Bank Merger”).
Under the terms of the Merger Agreement, which is included as Exhibit 2.1 hereto and incorporated herein by reference, shareholders of Abington will receive 1.32 shares (the “Exchange Ratio”) of Susquehanna common stock for each share of common stock they own. The Merger Agreement also provides that all options to purchase Abington stock which are outstanding and unexercised immediately prior to the closing (“Continuing Options”) under Abington’s Amended and Restated 2005 Stock Option Plan and its 2007 Stock Option Plan, shall become fully vested and exercisable and be converted into fully vested and exercisable options to purchase shares of Susquehanna stock.
At the closing of the Merger, Susquehanna and Susquehanna Bank will appoint Mr. Robert W. White, Abington’s Chairman, President and Chief Executive Officer, as a director of each of Susquehanna and Susquehanna Bank. In the event that Mr. White is unable or unwilling to serve as a director of Susquehanna and Susquehanna Bank pursuant to the terms of the Merger Agreement, another director of Abington, as mutually agreed upon by Abington and Susquehanna, shall be substituted for Mr. White, to serve as a member of the Susquehanna and Susquehanna Bank boards of directors. Mr. White also will become an Executive Vice President of Susquehanna Bank.
The Merger Agreement contains (a) customary representations and warranties of Abington and Susquehanna, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements, and compliance with applicable laws, (b) covenants of Abington to conduct its business in the ordinary course until the Merger is completed; and (c) covenants of Abington and Susquehanna not to take certain actions. Abington has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any alternative transactions.

Consummation of the Merger is subject to certain conditions, including, among others, approval of the Merger by shareholders of both Abington and Susquehanna, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of the other party, effectiveness of the registration statement to be filed with the SEC to register shares of Susquehanna common stock to be offered to Abington shareholders, absence of a material adverse effect, and receipt of tax opinions.
The Merger Agreement also contains certain termination rights for Abington and Susquehanna, as the case may be, applicable upon the occurrence or non-occurrence of certain events. If the Merger is not consummated under certain circumstances, Abington has agreed to pay Susquehanna a termination fee of $11.0 million.
The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference in its entirety. The exhibits and schedules to the Merger Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted exhibits and schedules to the Securities and Exchange Commission (the “SEC”) upon its request.
Additional Information about the Merger and Where to Find It
Susquehanna will file a registration statement on Form S-4 with the SEC concerning the Merger. The registration statement will include a joint proxy statement of each of Abington and Susquehanna for the solicitation of proxies from their respective shareholders for use at the meetings at which the Merger will be voted upon. The joint proxy statement will also constitute a prospectus of Susquehanna. The combined prospectus and joint proxy statement and other documents filed by Susquehanna with the SEC will contain important information about Susquehanna, Abington and the Merger. We urge investors and shareholders to read carefully the combined prospectus and joint proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. Investors and shareholders will be able to obtain a free copy of the combined prospectus and joint proxy statement and other relevant materials (when they become available) at the SEC’s website at http://www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC by Abington by contacting Frank Kovalcheck, Abington Bancorp, Inc., 180 Old York Road, Jenkintown, Pennsylvania 19046, telephone (215) 886-8280. Investors and shareholders may obtain free copies of the documents filed by Susquehanna with the SEC by contacting Abram G. Koser, Susquehanna Bancshares, Inc., 26 North Cedar Street, Lititz, Pennsylvania 17543, telephone (717) 626-4721.
Abington, Susquehanna and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning Abington’s and Susquehanna’s directors and executive officers will be set forth in the combined prospectus and joint proxy statement relating to the Merger. Information concerning Abington’s and Susquehanna’s directors and executive officers is also set forth in their respective proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

(e)	On January 25, 2011, certain amendments to each of the following plans were approved by the Board of Directors of Abington Savings:
(i)	Abington Bank Amended and Restated Board of Directors Retirement Plan; and

(ii)	Abington Bank Amended and Restated Supplemental Executive Retirement Plan.
The purpose of the amendment to the Directors Retirement Plan was to waive the age 75 requirement with respect to participants who have a “separation from service” following a change in control so that such participants will be entitled to receive their accrued benefits upon the consummation of a change in control. The Board of Directors Retirement Plan and the Supplemental Executive Retirement Plan were also amended to permit Abington Savings to irrevocably terminate the plans within the 30 days prior to completion of a change in control so that all benefits under the plans can be paid in a lump sum in connection with a change in control, provided that certain conditions are satisfied.
The foregoing description is qualified in its entirety by reference to the plans, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
(f)	Not applicable.

ITEM 7.01	Regulation FD Disclosure
On January 26, 2011, Susquehanna Bancshares, Inc. and Abington Bancorp, Inc. issued a joint press release concerning the proposed Merger (discussed in Item 1.01 hereof). This press release is furnished herein, as part of this Item 7.01, as Exhibit 99.1. The information contained in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

This Current Report contains forward-looking information about Abington Bancorp, Inc., and the combined operations of Abington Bancorp, Inc. and Susquehanna Bancshares, Inc. after the completion of the transactions described in the release that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” “plan,’’ “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies and their subsidiaries. Abington Bancorp, Inc. cautions readers not to place undue reliance on these statements. Abington Bancorp’s and Susquehanna Bancshares’ businesses and operations, as well as their combined business and operations following the completion of the transactions described in this release, are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of their business strategy due to changes in current or future market conditions; the amount of non-performing assets and loan charge-offs; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions. Abington Bancorp, Inc. undertakes no obligation to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

ITEM 9.01	Financial Statements and Exhibits
The following exhibits are filed herewith.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of January 26, 2011, by and between Susquehanna Bancshares, Inc. and Abington Bancorp, Inc.

10.1	Abington Bank Amended and Restated Board of Directors Retirement Plan

10.2	Abington Bank Amended and Restated Supplemental Executive Retirement Plan

99.1	Joint press release of Susquehanna Bancshares, Inc. and Abington Bancorp, Inc., dated January 26, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABINGTON BANCORP, INC.

Date: January 27, 2011	By:	/s/ Robert W. White
Robert W. White
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of January 26, 2011, by and between Susquehanna Bancshares, Inc. and Abington Bancorp, Inc.

10.1	Abington Bank Amended and Restated Board of Directors Retirement Plan

10.2	Abington Bank Amended and Restated Supplemental Executive Retirement Plan

99.1	Joint press release of Susquehanna Bancshares, Inc. and Abington Bancorp, Inc., dated January 26, 2011